Exhibit 99.1

SEAGATE TECHNOLOGY HDD HOLDINGS

$300,000,000 FLOATING RATE SENIOR NOTES DUE 2009

$600,000,000 6.375% SENIOR NOTES DUE 2011

$600,000,000 6.800% SENIOR NOTES DUE 2016

UNDERWRITING AGREEMENT

September 15, 2006

September 15, 2006

To the Representatives named in Schedule I hereto

for the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

Seagate Technology HDD Holdings, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “Company”), proposes to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), $300,000,000 principal amount of its Floating Rate Senior Notes due 2009 (the “2009 Notes”), $600,000,000 principal amount of its 6.375% Senior Notes due 2011 (the “2011 Notes”) and $600,000,000 principal amount of its 6.800% Senior Notes due 2016 (the “2016 Notes” and together with the 2009 Notes and the 2011 Notes, the “Securities”) as identified in Schedule III hereto, to be issued under the indenture specified in Schedule I hereto (the “Indenture”) between the Company and the Trustee identified in such Schedule (the “Trustee”). The Securities are to be guaranteed (the “Guarantee”) by Seagate Technology, an exempted limited liability company incorporated under the laws of the Cayman Islands (“Parent”). If the firm or firms listed in Schedule II hereto include only the Representatives listed in Schedule I hereto, then the terms “Underwriters” and “Representatives” as used herein shall each be deemed to refer to such firm or firms.

Parent and the Company have filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus (the file number of which is set forth in Schedule I hereto), on Form S-3 relating to the Securities. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Securities dated September 15, 2006 in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by Parent and the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” The term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses and other items identified in Schedule I hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by Parent or the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1. Representations and Warranties. Each of Parent and the Company jointly and severally represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement is effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the knowledge of Parent and the Company, threatened by the Commission. Parent is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), Parent and the Company are eligible to use the Registration Statement as an automatic shelf registration statement and neither Parent nor the Company has received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by Parent and the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to Parent and the Company in writing by such Underwriter through the Representatives expressly for use therein or (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Trustee.

(c) Neither the Company nor Parent is an “ineligible issuer” in connection with the offering of the Securities and the Guarantee pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that Parent or the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that Parent or the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company or Parent complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows, if any, each furnished to you before first use, neither the Company nor Parent prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(d) Each of Parent and the Company has been duly incorporated, is validly existing as an exempted limited liability company in good standing under the laws of the Cayman Islands, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Parent and its subsidiaries, taken as a whole.

(e) Each subsidiary of Parent (other than the Company) has been duly incorporated, is validly existing as a corporation, limited liability company or other similar entity in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Parent and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of Parent have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by Parent, free and clear of all liens, encumbrances, equities or claims.

(f) This Agreement has been duly authorized, executed and delivered by each of the Company and Parent.

(g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by, and is a valid and binding agreement of, each of the Company and Parent, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(h) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture.

(i) The Guarantee has been duly authorized and, when the Securities are executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of Parent, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture.

(j) The execution and delivery by Parent of, and the performance by Parent of its obligations under, this Agreement and the Indenture (including the Guarantee) will not contravene any provision of applicable law (except for such contraventions of applicable law that would not reasonably be expected to have a material adverse effect on Parent and its subsidiaries, taken as a whole, or on the power or ability of Parent to perform its obligations under this Agreement), or the memorandum and articles of association of Parent or any agreement or other instrument binding upon Parent or any of its subsidiaries that is material to Parent and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Parent or any of its subsidiaries (except for contraventions of any such judgment, order or decree that would not reasonably be expected to have a material adverse effect on Parent and its subsidiaries, taken as a whole, or on the power or ability of Parent to perform its obligations under this Agreement), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Parent of its obligations under this Agreement or the Indenture, except such as (i) have been obtained prior to the Closing Date, (ii) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities or (iii) the failure of which to obtain would not reasonably be expected to have a material adverse effect on the power or ability of Parent to perform its obligations under this Agreement.

(k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities, if any, will not contravene any provision of applicable law (except for such contraventions of applicable law that would not reasonably be expected to have a material adverse effect on Parent and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), or the memorandum and articles of association of the Company or any agreement or other instrument binding upon the Company that is material to the Parent and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company (except for contraventions of any such judgment, order or decree that would not reasonably be expected to have a material adverse effect on Parent and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Indenture, except such as (i) have been obtained prior to the Closing Date, (ii) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities or (iii) the failure of which to obtain would not reasonably be expected to have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement.

(l) There has been no material adverse change, or, to the knowledge of the Company or Parent, any development involving a prospective material adverse change, in the financial condition or in the earnings, business affairs or management of Parent and its Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from that set forth in the Time of Sale Prospectus (exclusive of any amendments or supplements thereto subsequent to the time of the first sale of the Securities).

(m) There are no legal or governmental actions, suits or proceedings pending or, to Parent’s knowledge, threatened to which Parent or any of its subsidiaries is a party or to which any of the properties of Parent or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Time of Sale Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Time of Sale Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(n) The financial statements included in the Registration Statement or the Time of Sale Prospectus present fairly in all material respects the financial position of the entities purported to be covered as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis (except, in each case, that the summary and the selected historical consolidated financial information of Parent does not include the notes to the consolidated financial statements that would appear if full financial statements had been presented for Parent); the unaudited pro forma consolidated financial statements comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X; and the assumptions underlying the pro forma financial statements are reasonable and are included in the Registration Statement and the Time of Sale Prospectus.

(o) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(p) Neither the Company nor Parent is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Prospectus will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q) Parent and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on Parent and its subsidiaries, taken as a whole.

(r) Except as disclosed in the Time of Sale Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on Parent and its subsidiaries, taken as a whole.

(s) Subsequent to the respective dates as of which information is given in the Registration Statement and the Time of Sale Prospectus, (i) neither Parent nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) neither the Company nor Parent has purchased any of its outstanding share capital, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital other than ordinary and customary dividends; and (iii) there has not been any material change in the share capital or capital stock or long-term debt of Parent or any of its subsidiaries, except (A) in the case of each of (i), (ii) and (iii) above, as described in the Time of Sale Prospectus and (B) in the case of purchases of or changes in share capital, pursuant to Parent’s ongoing share repurchase program described in the Time of Sale Prospectus.

(t) Parent and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of Parent and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus, such as do not materially interfere with the use made and proposed to be made of such property by Parent and its subsidiaries or such as would not reasonably be expected to have a material adverse effect on Parent and its subsidiaries, taken as a whole; and any real property and buildings held under lease by Parent and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Parent and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

(u) Except as disclosed in the Registration Statement and the Time of Sale Prospectus, Parent and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property currently employed by them in connection with the business now operated by them, and neither Parent nor, to the knowledge of Parent, any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on Parent and its subsidiaries, taken as a whole.

(v) No material labor dispute with the employees of Parent or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of Parent or the Company, is imminent.

(w) Parent and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither Parent nor any of its subsidiaries has been refused any insurance coverage sought or applied for, other than as would not reasonably be expected to have a material adverse effect on Parent and its subsidiaries, taken as a whole; and neither Parent nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on Parent and its subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus.

(x) Parent and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses except such as the failure of which to obtain would not reasonably be expected to have a material adverse effect on Parent and its subsidiaries, taken as a whole, and neither Parent nor, to the knowledge of Parent, any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on Parent and its subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus.

(y) Parent and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(z) Each periodic report containing financial statements filed with the Commission by Parent since June 30, 2006 pursuant to Section 13(a) of the Exchange Act complied with the requirements of such section and the information in such reports fairly presented, in all material respects, the financial condition and results of operations of Parent, as of the date of each such filing.

(aa) Parent is aware of no reason that its Quarterly Report on Form 10-Q for the quarter ended September 29, 2006 would not be accompanied by the certifications required to be filed or submitted by the Company’s chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto.

3. Public Offering. Each of Parent and the Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after this Agreement has become effective as in your judgment is advisable. Each of Parent and the Company is further advised by you that the Securities are to be offered to the public upon the terms set forth in the Prospectus.

4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal same-day funds to the account specified by the Company to the Underwriters. The time and date of the delivery of the Securities and such payment shall be the closing date and time set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated in writing. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for the Securities shall be made against delivery to you on the Closing Date for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.

5. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement, and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded Parent, the Company or any of the securities of Parent or the Company or any of their subsidiaries or in the rating outlook for Parent or the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of Parent and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to proceed with the offering, sale of delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each of Parent and the Company, to the effect set forth in Section 5(a)(i) above and to the effect that, to such officer’s knowledge after due inquiry, the representations and warranties of each of Parent and the Company contained in this Agreement that are qualified as to materiality or material adverse effect are true and correct, and those not so qualified are true and correct in all material respects, as of the Closing Date and that each of Parent and the Company has complied in all material respects with all of the agreements and has satisfied in all material respects all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(b) The Underwriters shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, outside U.S. counsel for Parent and the Company, dated the Closing Date, to the effect set forth in Exhibit A.

(c) The Underwriters shall have received on the Closing Date an opinion of Maples and Calder, outside Cayman Islands counsel for Parent and the Company and William Hudson, General Counsel of Parent and the Company, in each case dated the Closing Date, to the effect set forth in Exhibit B and Exhibit C, respectively.

The opinions of Simpson Thacher & Bartlett LLP, Maples and Calder and William Hudson described in Sections 5(b) and 5(c) above shall be rendered to the Underwriters at the request of the Company, as the case may be, and shall so state therein.

(d) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit D.

(e) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

6. Covenants of the Company and Parent. Each of the Company and Parent jointly and severally covenants with each Underwriter as follows:

(a) To furnish to you, without charge, a facsimile signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and, until the offering of the Securities has been completed, to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Until the offering of the Securities has been completed, before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

(c) Until the offering of the Securities has been completed, to furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company or Parent and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d) Not to take any action that would result in an Underwriter, the Company or Parent being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition shall exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, provided however, that nothing contained herein shall require the Company, Parent or any of its subsidiaries to qualify to do business in any jurisdiction, to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.

(h) To make generally available to the security holders of the Company and Parent and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company and Parent occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the counsel and accountants to the Company and Parent in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company or Parent and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) any fees charged by the rating agencies for the rating of the Securities, (iv) the cost of the preparation, issuance and delivery of the Securities, (v) the costs and charges of any trustee, transfer agent, registrar or depositary, (vi) the costs and expenses of the Company and Parent relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and Parent and any such consultants, and the cost of any aircraft chartered in connection with the road show, (vii) the document production charges and expenses associated with printing this Agreement and (viii) all other costs and expenses incident to the performance of the obligations of the Company and Parent hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission;

(k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or Parent or warrants to purchase or otherwise acquire debt securities of the Company or Parent substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business or (iii) securities or warrants permitted with the prior written consent of the Representatives identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters).

(l) To prepare a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the Securities or the offering in a form consented to by the Representatives, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Securities.

7. Covenants of the Underwriters. Each Underwriter severally covenants with the Company and Parent not to take any action, other than action relating to the term sheet contemplated pursuant to Section 6(l) hereto, that would result in the Company or Parent being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company or Parent thereunder, but for the action of the Underwriter.

8. Indemnity and Contribution. (a) Each of the Company and Parent jointly and severally agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company or Parent information that the Company or Parent has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company or Parent in writing by such Underwriter through you expressly for use therein.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Company and Parent, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company or Parent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Parent or the Company within the meaning of Rule 405 under the Securities Act, to the same extent as the foregoing indemnity from the Company or Parent to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company and Parent in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives authorized to appoint counsel under this Section set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 8(a), and by the Company and Parent, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Parent on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and Parent on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and Parent on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and Parent and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Securities as set forth in the Prospectus. The relative fault of the Company and Parent on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Parent or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

(e) The Company, Parent and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and Parent contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9. Termination. The Underwriters may terminate this Agreement by notice given by you to Parent and the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of Parent or the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or Parent to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or Parent shall be unable to perform its obligations under this Agreement the Company and Parent jointly and severally agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company, Parent and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

(b) Each of the Company and Parent acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company, Parent or any other person, (ii) the Underwriters owe the Company and Parent only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company or Parent. Each of the Company and Parent waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

14. Consent to Jurisdiction; Appointment of Agent for Service of Process.

(a) Each of the Company and Parent agrees that any suit, action or proceeding against the Company or Parent arising out of or relating to this Agreement may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and any appellate court from any thereof, and each of them irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Company and Parent irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Company and Parent agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and Parent, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or Parent, as the case may be, is subject by a suit upon such judgment; provided that service of process is effected upon the Company or Parent, as the case may be, in the manner provided by this Section 14.

(b) Each of the Company and Parent has appointed CT Corporation System, with offices on the date hereof at 818 West Seventh Street, Suite 200, Los Angeles, California 90017, as its authorized agent (the “Authorized Agent”), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein which may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and each expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and Parent hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Company and Parent agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such respective appointment in full force and effect for the term of this Agreement. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company or Parent, as applicable. Notwithstanding the foregoing, any action involving the Company or Parent arising out of or relating to this Agreement may be instituted in any court of competent jurisdiction in any other jurisdiction.

(c) Any action, suit or proceeding brought by the Company or Parent against any Underwriter arising out of or based upon this Agreement and the transactions contemplated herein shall be brought solely in a U.S. Federal or state court in the Borough of Manhattan, The City of New York, New York, and neither the Company nor Parent shall initiate or seek to initiate, in the Cayman Islands or any other jurisdiction other than in such New York courts, any action, suit or proceeding against any Underwriter arising out of or based upon this Agreement and the transactions contemplated herein. The foregoing shall apply, without limitation, to any action seeking to obtain any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning, any claim by any Underwriter in respect of this Agreement and any transaction contemplated herein, and any action challenging the enforceability of or seeking to invalidate in any respect the submission by the Company and Parent hereunder to the jurisdiction of such New York courts or the designation, pursuant to this Section 14, of the laws of the State of New York as the law applicable to this Agreement.

(d) The provisions of this Section 14 shall survive any termination or cancellation of this Agreement.

15. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) (i) if to the Company or Parent, shall be delivered or sent by mail or telecopy transmission to 920 Disc Drive, Scotts Valley, California 95066, Attention: William L. Hudson, Executive Vice President, General Counsel and Secretary (Facsimile: (831) 438-6675), and Richard Caloca, Assistant Treasurer (Facsimile: (831) 439-2353); with a copy to Simpson Thacher & Bartlett LLP, 2550 Hanover Street, Palo Alto, California 94304, Attention: William H. Hinman, Jr. (Facsimile: (650) 251-5002); or

(b) (ii) if to the Underwriters, shall be delivered or sent by mail or telecopy transmission to Morgan Stanley & Co.

Incorporated, 1585 Broadway, New York, New York 10036, Attention: High Grade Syndicate Desk (Facsimile: (212) 761-0538)), to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Rajesh Kapadia, Managing Director (Facsimile: (212) 270-1063) and to Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York 10004, Attention: Registration Department; with a copy to Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, California 94025, Attention: Alan Denenberg (Facsimile: (650) 752-2111)).

(b) Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall only be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc.

16. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

SEAGATE TECHNOLOGY HDD HOLDINGS

By:	/s/ William L. Hudson
Name:	William L. Hudson
Title:	Director, Executive Vice President and General Counsel

Very truly yours,

SEAGATE TECHNOLOGY

By:	/s/ William L. Hudson
Name:	William L. Hudson
Title:	Executive Vice President, General Counsel and Secretary

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED J.P. MORGAN SECURITIES INC. GOLDMAN, SACHS & CO.

Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

By:	MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Andrew Earls
Name:	Andrew Earls
Title:	Executive Director/Global Capital Markets

By:	J.P. MORGAN SECURITIES INC.

By:	Dan Alster
Name:	Dan Alster
Title:	Vice President

By:	GOLDMAN, SACHS & CO.

By:	Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

SCHEDULE I

Representatives:	Morgan Stanley & Co. Incorporated J.P. Morgan Securities Inc. Goldman, Sachs & Co.

Representatives authorized to release lock-up under Section 6(k):	Morgan Stanley & Co. Incorporated J.P. Morgan Securities Inc.

Representatives authorized to appoint counsel under Section 8(c):	Morgan Stanley & Co. Incorporated J.P. Morgan Securities Inc.

Indenture:	Indenture to be dated as of September 20, 2006 between the Company, Parent and the Trustee

Trustee:	U.S. Bank National Association

Registration Statement File Nos.:	333-137259-01 (the Company) and 333-137259 (Parent)

Time of Sale Prospectus	Preliminary Prospectus dated September 12, 2006 relating to the Securities

Issuer Free Writing Prospectus filed by the Company and Parent on September 12, 2006 pursuant to Rules 163 and 433

Issuer Free Writing Prospectuses filed by the Company and Parent on the date hereof pursuant to Rule 433(d) containing the information attached hereto as Schedule III

Bloomberg Roadshow

2009 Notes
Securities to be purchased:	2009 Floating Rate Senior Notes

Aggregate Principal Amount:	$300,000,000

Purchase Price:	99.500% of the principal amount of the Securities, plus accrued interest, if any, from September 20, 2006

Maturity:	October 1, 2009

Interest Rate:	Three-month LIBOR plus 0.84%

Interest Payment Dates:	January 1, April 1, July 1 and October 1, commencing January 1, 2007

2011 Notes
Securities to be purchased:	2011 6.375% Senior Notes

Aggregate Principal Amount:	$600,000,000

Purchase Price:	98.433% of the principal amount of the Securities, plus accrued interest, if any, from September 20, 2006

Maturity:	October 1, 2011

Interest Rate:	6.375%

Interest Payment Dates:	January 1 and October 1, commencing January 1, 2007

2016 Notes
Securities to be purchased:	2016 6.800% Senior Notes

Aggregate Principal Amount:	$600,000,000

Purchase Price:	98.452% of the principal amount of the Securities, plus accrued interest, if any, from September 20, 2006

Maturity:	October 1, 2016

Interest Rate:	6.800%

Interest Payment Dates:	January 1 and October 1, commencing January 1, 2007

General

Closing Date andTime:	September 20, 2006, 7:00 a.m. Pacific Time

Closing Location:	Davis Polk & Wardwell 1600 El Camino Real Menlo Park, California 94025

Address for Notices to Underwriters:	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036, Attention: High Grade Syndicate Desk Facsimile: (212) 761-0538

J.P. Morgan Securities Inc. 270 Park Avenue, 8th Floor New York, New York 10017 Attention: Rajesh Kapadia Facsimile: (212) 270-1063

Goldman, Sachs & Co. One New York Plaza, 42nd Floor New York, New York 10004 Attention: Registration Department

Address for Notices to the Company:	Seagate Technology 920 Disc Drive Scotts Valley, California 95066, Attention: William L. Hudson, Executive Vice President, General Counsel and Secretary Facsimile: (831) 438-667

with a copy to:

Simpson Thacher & Bartlett LLP 2550 Hanover Street Palo Alto, CA 94306 Attention: William H. Hinman, Jr., Esq. Facsimile: (650) 251-5002

SCHEDULE II

Underwriter	Principal Amount of 2009 Notes	Principal Amount of 2011 Notes	Principal Amount of 2016 Notes
Morgan Stanley & Co. Incorporated	$108,000,000	$216,000,000	$216,000,000
J.P. Morgan Securities Inc.	$108,000,000	$216,000,000	$216,000,000
Goldman, Sachs & Co.	$30,000,000	$60,000,000	$60,000,000
Lehman Brothers Inc.	$15,000,000	$30,000,000	$30,000,000
Needham & Company, LLC	$7,500,000	$15,000,000	$15,000,000
Thomas Weisel Partners LLC	$7,500,000	$15,000,000	$15,000,000
BNP Paribas Securities Corp.	$6,000,000	$12,000,000	$12,000,000
KeyBanc Capital Markets, a division of McDonald Investments Inc.	$6,000,000	$12,000,000	$12,000,000
Scotia Capital (USA) Inc.	$6,000,000	$12,000,000	$12,000,000
Wachovia Capital Markets, LLC	$6,000,000	$12,000,000	$12,000,000
Total	$300,000,000	$600,000,000	$600,000,000

II-1